Employee Benefits and Share Option Plans	12 Months Ended
Dec. 31, 2012
Employee Benefits and Share Option Plans
7.	Employee Benefits and Share Option Plans

Profits Sharing Agreement

In 2009, we adopted a profits sharing agreement which authorizes us to grant profits interests in the Company to certain key employees. These interests generally vest with the holders based on a combination of performance-based and time-based vesting metrics, each as specified in the Profits Sharing Agreement and each holder’s award agreement. Genting HK, the Apollo Funds and the TPG Viking Funds are entitled to initially receive any distributions made by the Company, pro rata based on their shareholdings in the Company. Once Genting HK, the Apollo Funds and the TPG Viking Funds receive distributions in excess of certain hurdle amounts specified in the Profits Sharing Agreement and each holder’s award agreement, each vested profits interest award generally entitles the holder of such award to a portion of such excess distribution amount.

In connection with the Corporate Reorganization, NCLC’s outstanding profits interests granted under the Profits Sharing Agreement to management (or former management) of NCLC, including the Ordinary Profits Units, are exchanged for an economically equivalent number of NCL Corporation Units. We refer to the NCL Corporation Units exchanged for profits interests granted under the Profits Sharing Agreement as “Management NCL Corporation Units”. The Management NCL Corporation Units received upon the exchange of outstanding profits interests are subject to the same time-based vesting requirements and performance-based vesting requirements applicable to the profits interests for which they were exchanged. The Management NCL Corporation Units issued in exchange for the profits interests represent a 2.7% economic interest in NCLC, based on the IPO price of $19.00 per ordinary share.

The Management NCL Corporation Units, generally consisting of fifty percent of “Time-Based Units” (“TBUs”) and fifty percent of “Performance-Based Units” (“PBUs”). The TBUs generally vest over five years and upon a distribution event, the vesting amount of the PBUs is based on the amount of proceeds that are realized above certain hurdles.

The termination of employment results in forfeiture of any non-vested TBUs and all PBUs. TBUs that are vested can be either continued by the Company or cancelled and paid to the employee. Cancellation can take place anytime after termination but not before two years after the grant date.

The fair value of the profits interests was computed using a binomial (lattice) model using the following assumptions:

	Year Ended December 31,
	2012	2011	2010
Dividend yield	0%	0%	0%
Expected stock price volatility	50.00%	50.00%	50.00%
Risk-free interest rate	1.36%	1.41%	1.41%
Expected unit life	3 years	3 years	3 years

Expected stock price volatility was based on annual volatilities of comparable companies in our industry based on three years of historical data. Risk-free interest rates were adjusted to the average risk-free rates applicable at the grant date. The expected unit life was calculated with the expectation of a distribution event occurring within a three-year period. We estimated forfeitures based on our historical termination rates for the last three years.

The aggregate fair value for the profits interests as of December 31, 2012 was comprised of $13.8 million for PBUs and $8.6 million for TBUs. Total share-based compensation expense recognized for the years ended December 31, 2012, 2011 and 2010 was $0.7 million, $1.2 million and $2.5 million, respectively, and was recorded in marketing, general and administrative expense. As of December 31, 2012, there was $0.6 million of total unrecognized compensation expense related to TBU non-vested shares. As of December 31, 2012, there was no aggregate intrinsic value of options outstanding and exercisable. Pertinent information covering the profits interests pursuant to the Profits Sharing Agreement was as follows:

	Number of Management NCL Corporation Units (1)		TBUs Weighted- Average Price	PBUs Weighted- Average Price
	TBUs	PBUs
Outstanding as of December 31, 2011	2,087,283	3,328,541	$3.53	$3.42
Granted	186,052	186,052	$3.44	$5.98
Forfeited	(7,781)	(18,856)	$3.18	$3.72

Outstanding as of December 31, 2012	2,265,554	3,495,737	$3.53	$3.56

Vested as of December 31, 2012	1,425,258	966,064	$3.86	$3.41

Non-vested as of December 31, 2012	840,296	2,529,674	$2.96	$3.61

(1)	Share amounts reflect the exchange of profits interest for Management NCL Corporate Units in connection with the Corporate Reorganization.

Employee Benefit Plans

Certain of our employees are employed pursuant to agreements that provide for severance payments. Severance is generally only payable upon an involuntary termination of the employee’s employment by us without cause or a termination by the employee for good reason. Severance generally includes a cash payment based on the employee’s base salary (and in some cases, bonus), and our payment of the employee’s continued medical benefits for the applicable severance period. During 2008, we entered into a severance agreement with our former chief executive officer. As of December 31, 2012, the remaining liability was $15.0 million, which includes a fully vested co-investment profits interest award granted under the Profits Sharing Agreement described above.

We maintain annual incentive bonus plans for our executive officers and other key employees. Bonuses under these plans become earned and payable based on both the Company’s and each individual’s performance during the applicable performance period and the individual’s continued employment. Company performance criteria include the attainment of certain financial targets and other strategic objectives.

We maintain a 401(k) Plan for our shoreside employees, including our executive officers. Participants may contribute up to 100% of eligible compensation each pay period, subject to certain limitations. We make matching contributions equal to 100% of the first 3% and 50% of the next 4%—10% of each participant’s contributions. In addition, we may make discretionary supplemental contributions to the Plan, which shall be allocated to each eligible participant on a pro-rata basis based on the compensation of the participant to the total compensation of all participants. Our matching contributions are vested according to a five-year schedule. The 401(k) Plan is subject to the provisions of ERISA and is intended to be qualified under section 401(a) of the U.S. Internal Revenue Code (the “Code”).

Our contributions are reduced by contributions forfeited by those employees who leave the 401(k) Plan prior to vesting fully in the contributions. Forfeited contributions of $0.1 million were utilized in the year ended December 31, 2012 and $0.2 million were utilized in each of the years ended December 31, 2011, and 2010.

We maintain a Supplemental Executive Retirement Plan (“SERP”), which is a legacy unfunded defined contribution plan for certain of our executives who were employed by the Company in an executive capacity prior to 2008. The SERP was frozen to future participation following that date. Messrs. Sheehan and Stuart are the only Named Executive Officers who are eligible to participate in the SERP. The SERP provides for Company contributions on behalf of the participants to compensate them for the benefits that are limited under the 401(k) Plan. We credit participants under the SERP for amounts that would have been contributed by us to the Company’s previous Defined Contribution Retirement Plan and the former 401(k) Plan without regard to any limitations imposed by the Code. Participants do not make any elective contributions under this plan. As of December 31, 2012 and 2011, the aggregate balance of participants’ deferred compensation accounts under the SERP Plan was $0.4 million and $0.7 million, respectively.

We recorded expenses related to the above 401(k) Plan and SERP of $2.8 million, $2.6 million and $2.7 million for the years ended December 31, 2012, 2011 and 2010, respectively.

We maintain a Senior Management Retirement Savings Plan (“SMRSP”), which is a legacy unfunded defined contribution plan for certain of our employees, who were employed by the Company prior to 2001. The SMRSP provides for Company contributions on behalf of the participants to compensate them for the difference between the qualified plan benefits that were previously available under the Company’s cash balance pension plan and the redesigned 401(k) Plan. We credit participants under the SMRSP Plan for the difference in the amount that would have been contributed by us to the Company’s previous Norwegian Cruise Line Pension Plan and the qualified plan maximums of the new 401(k) Plan.

Effective January 2009, we implemented the Shipboard Retirement Plan which computes benefits based on years of service, subject to eligibility requirements of the Shipboard Retirement Plan. The Shipboard Retirement Plan is unfunded with no plan assets. The current portion of the projected benefit obligation of $0.7 million and $1.0 million was included in accrued expenses and other liabilities as of December 31, 2012 and 2011, respectively, and $15.5 million and $12.3 million was included in other long-term liabilities in our consolidated balance sheet as of December 31, 2012 and 2011, respectively. The amounts related to the Shipboard Retirement Plan were as follows (in thousands):

	Year Ended December 31,
	2012	2011	2010
Pension expense:
Service cost	$1,367	$1,072	$980
Interest cost	604	531	481
Amortization of prior service cost	378	378	378
Amortization of actuarial loss (gain)	13	—	(29)

Total pension expense	$2,362	$1,981	$1,810

Change in projected benefit obligation:
Projected benefit obligation at beginning of year	$13,329	$9,478	$8,017
Service cost	1,367	1,072	980
Interest cost	604	531	481
Actuarial loss	1,721	2,993	—
Direct benefit payments	(800)	(745)	—

Projected benefit obligation at end of year	$16,221	$13,329	$9,478

Amounts recognized in the consolidated balance sheets:
Projected benefit obligation	$16,221	$13,329	$9,478

Amounts recognized in accumulated other comprehensive income (loss):
Prior service cost	$(6,427)	$(6,805)	$(7,183)
Accumulated actuarial gain (loss)	(3,320)	(1,612)	1,381

Accumulated other comprehensive income (loss)	$(9,747)	$(8,417)	$(5,802)

The discount rates used in the net periodic benefit cost calculation for the years ended December 31, 2012, 2011 and 2010 were 4.7%, 5.5% and 6.0%, respectively, and the actuarial loss is amortized over 18.86 years. The discount rate is used to measure and recognize obligations, including adjustments to other comprehensive income (loss), and to determine expense during the periods. It is determined by using bond indices which reflect yields on a broad maturity and industry universe of high-quality corporate bonds.

The pension benefits expected to be paid in each of the next five years and in aggregate for the five years thereafter are as follows (in thousands):

Year	Amount
2013	$716
2014	767
2015	794
2016	807
2017	873
Next five years	5,607